Exhibit 99.1

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC. DECLARES

QUARTERLY COMMON STOCK DIVIDEND AND PROVIDES UPDATE ON REVIEW OF STRATEGIC ALTERNATIVES

New York, NY, June 15, 2026 – Apollo Commercial Real Estate Finance, Inc. (the “Company” or “ARI”) (NYSE:ARI) today announced the Board of Directors declared a dividend of $3.75 per share of common stock, which is payable on July 15, 2026 to common stockholders of record on June 30, 2026. The dividend payment will be predominately classified as return of capital.

The Company also announced that following an extensive review of potential strategic alternatives for ARI, the board of directors determined that the dissolution of the Company, the liquidation of its assets and the winding down of its business and affairs are advisable and in the best interest of the Company and ARI stockholders. To effectuate a dissolution, ARI must receive the approval of the Company’s stockholders. ARI intends to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) detailing a plan of complete liquidation and dissolution, which would authorize the Company to sell its remaining properties, wind down ARI’s affairs and distribute net proceeds to stockholders (the “Dissolution”). The board of directors, in its discretion, may, at any time, terminate, modify or amend the plan of complete liquidation and dissolution, without stockholder approval, and authorize the Company to dispose of its assets through a merger, business combination or other strategic alternative.

Stuart Rothstein, Chief Executive Officer and President of ARI, said: “Following the successful completion of the loan portfolio sale in April, our board of directors, in consultation with management, has conducted an extensive and thorough review of strategic alternatives for ARI, with the goal of identifying a path that would deliver attractive risk-adjusted returns on a go-forward basis. After carefully evaluating a broad range of real estate-related strategies and potential transactions, the board has determined that the dissolution of the Company, the liquidation of its assets and the winding up of its business and affairs are advisable and in the best interest of the Company and ARI stockholders. The board is confident this decision reflects a rigorous and comprehensive assessment of all available alternatives. We remain committed to executing this process efficiently and returning capital to stockholders in a timely and orderly manner.”

Additional information for ARI Stockholders

This press release may be deemed solicitation material in respect of the Dissolution. In connection with the Dissolution, ARI intends to file a proxy statement and other relevant materials with the SEC. This press release does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF ARI ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ARI AND THE DISSOLUTION. These materials will be made available to the stockholders of ARI at no expense to them and are expected to be mailed to stockholders. When available after filing, the proxy statement and other relevant information may be obtained without charge from the SEC’s website at www.SEC.gov. Copies of the documents filed by ARI with the SEC are also available free of charge on ARI’s website at www.apollocref.com.

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release is not a substitute for the proxy statement or any other document that ARI may file with the SEC or send to stockholders in connection with the Dissolution. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The directors and executive officers of ARI, and certain other affiliates of ACREFI Management, LLC, may be deemed “participants” in the solicitation of proxies from stockholders of ARI in favor of the Dissolution. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of ARI in connection with the Dissolution will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the executive officers and directors of ARI and ACREFI Management, LLC in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in its definitive proxy statement filed with the SEC on Schedule 14A on May 29, 2026. You may obtain free copies of these documents using the sources indicated above.

About Apollo Commercial Real Estate Finance, Inc.

Apollo Commercial Real Estate Finance, Inc. (NYSE: ARI) is a real estate investment trust that primarily originates, acquires, invests in and manages performing commercial first mortgage loans, subordinate financings and other commercial real estate-related debt investments. The Company is externally managed and advised by ACREFI Management, LLC, a Delaware limited liability company and an indirect subsidiary of Apollo Global Management, Inc., a high-growth, global alternative asset manager with approximately $1.03 trillion of assets under management as of March 31, 2026.

Additional information can be found on the Company’s website at www.apollocref.com. Please note that our URL address has changed.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. These forward-looking statements include information about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans and objectives. When used in this release, the words believe, expect, anticipate, estimate, plan, continue, intend, should, may or similar expressions, are intended to identify forward-looking statements. These statements are subject to certain risks, uncertainties and assumptions, including: higher interest rates and inflation; market trends in the Company’s industry, real estate values, the debt securities markets or the general economy; the timing and amounts of expected future fundings of unfunded commitments; the return on equity; the yield on investments; the ability to borrow to finance assets; the Company’s ability to deploy the proceeds of its capital raises or acquire its target assets; risks associated with investing in real estate assets, including changes in business conditions and the general economy; and risks associated with the exact amount or timing of the Company’s sales of assets and liquidating distributions; unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the plan of complete liquidation and dissolution and with the Company’s ability to realize the results of its plan of complete liquidation and dissolution. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission. The forward-looking statements, and other risks, uncertainties and factors are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. The Company disclaims any intention or obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.